UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 13, 2016
(Date of earliest event reported)
Native American Energy Group, Inc.
(Exact name of registrant as specified in its charter)
DE	000-54088	65-0777304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
61-43 186th Street Suite 507	11365
(Address of principal executive offices)	(Zip Code)
(718) 408-2323
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Native American Energy Group, Inc. changed its transfer agent for NAGP common stock from Pacific Stock Transfer Company to Manhattan Transfer Registrar Company (MTRCO) effective, May 25, 2016 (the “Effective Date”), with its current address at 57 Eastwood Rd, Miller Place, NY 11764. Registered stockholder accounts will be transferred automatically to Manhattan Transfer Registrar Co. without interruption in service. No action is required by stockholders. A copy of the Company's press release to its stockholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Press Release of Native American Energy Group, Inc. dated April 13, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2016	Native American Energy Group, Inc. By: /s/ Richard Ross Richard Ross Chief Communications Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Native American Energy Group, Inc. dated April 13, 2016